                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ H. Lee Cooper III
                                       -----------------------------------------
                                             H. Lee Cooper III

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ James J. Giancola
                                       -----------------------------------------
                                             James J. Giancola

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints James J. Giancola the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ David L. Knapp
                                       -----------------------------------------
                                             David L. Knapp

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Ralph L. Alley
                                       -----------------------------------------
                                             Ralph L. Alley

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ John D. Engelbrecht
                                       ----------------------------------------
                                             John D. Engelbrecht

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Robert L. Koch, II
                                       -----------------------------------------
                                             Robert L. Koch, II

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Robert K. Ruxer
                                       -----------------------------------------
                                             Robert K. Ruxer

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Jerry A. Lamb
                                       -----------------------------------------
                                             Jerry A. Lamb

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Burkley F. McCarthy
                                       -----------------------------------------
                                             Burkley F. McCarthy

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Thomas W. Traylor
                                       ---------------------------------------
                                             Thomas W. Traylor

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


    KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David L. Knapp and James J. Giancola, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. under the UF Bancorp, Inc. 1991 Stock Option and Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


    Dated:  August 4, 1995



                                         /s/ Paul G. Wade
                                       ---------------------------------------
                                             Paul G. Wade